EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        ROBERT G. MILLER
                                        ---------------------------------------
                                        Robert G. Miller

                                                                      EXHIBIT 24

                                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        RONALD W. BURKLE
                                        ---------------------------------------
                                        Ronald W. Burkle

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        VIVIAN A. BULL
                                        ---------------------------------------
                                        Vivian A. Bull

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        JAMES J. CURRAN
                                        ---------------------------------------
                                        James J. Curran

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        A.M. GLEASON
                                        ---------------------------------------
                                        A.M. Gleason

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        BRUCE KARATZ
                                        ---------------------------------------
                                        Bruce Karatz

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        JOHN G. KING
                                        ---------------------------------------
                                        John G. King

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        ROGER S. MEIER
                                        ---------------------------------------
                                        Roger S. Meier

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  December 18, 1997.



                                        STEVEN R. ROGEL
                                        ---------------------------------------
                                        Steven R. Rogel

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        FRED L. SMITH
                                        ---------------------------------------
                                        Fred L. Smith

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher, David R. Jessick, and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Debt Securities of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 18, 1997.



                                        JEFF P. SMITH
                                        ---------------------------------------
                                        Jeff P. Smith